                                                                      EXHIBIT 24

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, JAMES R. RANDALL, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 9th day of May, 1997.

                                /s/ DWAYNE O. ANDREAS
                                --------------------------
                                Dwayne O. Andreas

                                                                      EXHIBIT 24

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, JAMES R. RANDALL, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 7th day of May, 1997.

                                /s/ G. ALLEN ANDREAS, JR.
                                --------------------------
                                G. Allen Andreas

                                                                      EXHIBIT 24

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, JAMES R. RANDALL, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 12th day of May, 1997.

                                /s/ SHREVE M. ARCHER, JR.
                                --------------------------
                                Shreve M. Archer, Jr.

                                                                      EXHIBIT 24

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, JAMES R. RANDALL, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 9th day of May, 1997.

                                /s/ F. ROSS JOHNSON
                                --------------------------
                                F. Ross Johnson

                                                                      EXHIBIT 24

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, JAMES R. RANDALL, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 9th day of May, 1997.

                                /s/ ROBERT S. STRAUSS
                                --------------------------
                                Robert S. Strauss

                                                                      EXHIBIT 24

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, JAMES R. RANDALL, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 9th day of May, 1997.

                                /s/ JOHN K. VANIER
                                --------------------------
                                John K. Vanier

                                                                      EXHIBIT 24

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, JAMES R. RANDALL, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 8th day of May, 1997.

                                /s/ O. GLENN WEBB
                                --------------------------
                                O. Glenn Webb

                                                                      EXHIBIT 24

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, JAMES R. RANDALL, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 22nd day of May, 1997.

                                /s/ M. BRIAN MULRONEY
                                --------------------------
                                M. Brian Mulroney

                                                                      EXHIBIT 24

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, JAMES R. RANDALL, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 12th day of May, 1997.

                                /s/ GAYLORD O. COAN
                                --------------------------
                                Gaylord O. Coan

                                                                      EXHIBIT 24

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, JAMES R. RANDALL, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 9th day of May, 1997.

                                /s/ JOHN R. BLOCK
                                --------------------------
                                John R. Block

                                                                      EXHIBIT 24

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, JAMES R. RANDALL, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 9th day of May, 1997.

                                /s/ RICHARD R. BURT
                                --------------------------
                                Richard R. Burt

                                                                      EXHIBIT 24

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, JAMES R. RANDALL, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 9th day of May, 1997.

                                /s/ MOLLIE H. CARTER
                                --------------------------
                                Mollie H. Carter

                                                                      EXHIBIT 24

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, JAMES R. RANDALL, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 9th day of May, 1997.

                                /s/ ANDREW YOUNG
                                --------------------------
                                Andrew Young